The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Preliminary Structural and Collateral Term Sheet $1,290,000,000 (approximate) of Senior Certificates J.P. Morgan Mortgage Trust 2005-S2 Mortgage Pass-Through Certificates, Series 2005-S2	08/17/2005
Features of the Transaction	Preliminary Mortgage Pool(s) Data - 15 Year Prime (Group 1)
Pool 1	Pool 1	Pool 1	Pool 1

- Offering consists of approximately [1,290mm] of Senior Certificates.

expected to be rated AAA by at least 2 of the Rating Agencies;

S&P, Moody's, Fitch, DBRS

- The Amount of Senior Certificates is approximate and may vary.

- Multiple groups of Mortgage Loans will collateralize the transaction.

- There are approximately 4 Pools of Senior Certificates, Pools 1 & 4 consist of 3 SubGroups each which may vary, Pool 2 consists of 4 SubGroups

- The Credit Support for the Senior Certificates of Pools

1, 2, & 3 is Cross-Collateralized with respect to losses.

- The Credit Support for the Senior Certificates of Pool 4

will have separate credit support.

Aggregate	SubGroup1	SubGroup2	SubGroup3
Collateral Type	15Yr	4.5% Pass-Thru	5.0% Pass-Thru	7.0% Pass-Thru
Outstanding Principal Balance	170,229,284	16,888,829	137,534,495	15,741,382
Number of Mortgage Loans	308
Average Original Balance	568,676	548,047	570,171	547,277
Weighted Average Coupon	5.372%	4.874%	5.404%	5.630%
Weighted Average Maturity	174	165	175	175
Weighted Average Seasoning	6	15	5	4
Weighted Average Loan-to-Value	60%	59%	60%	62%
Weighted Average FICO Score	749	762	748	744
Geographic Distribution	CA(26%),NY(9%)	CA(42%),MA(7%)	CA(24%),NY(10%)	CA(25%),IL(11%)
Owner Occupied	87%	99%	86%	82%
Purpose-Cash Out	35%	24%	35%	39%
Primary Mortgage Pool Servicer	Wells(37%)
Other Servicers	Countrywide(23%),Chase(22%),National City(12%),Harris(3%),MidAmerica(2%)
Key Terms	Preliminary Mortgage Pool(s) Data - 30 Year Prime (Group 1)
Issuer : J.P.Morgan Mortgage Trust	Pool 2 Aggregate	Pool 2 SubGroup1	Pool 2 SubGroup2	Pool 2 SubGroup3	Pool 2 SubGroup4
Underwriter : J.P.Morgan Securities, Inc.
Depositor : J.P. Morgan Acceptance Corp. I	Collateral Type	30Yr	5.25% Pass-Thru	5.5% Pass-Thru	6.0% Pass-Thru	6.5% Pass-Thru
Master Servicer: Wells Fargo	Outstanding Principal Balance	934,400,449	43,583,236	471,921,194	389,919,002	28,860,152
Trustee: Wachovia Bank	Number of Mortgage Loans	1780
Type of Issuance: Public	Average Original Balance	527,065	572,241	538,335	518,640	429,132
Servicer Advancing: Yes, Subject to Recoverability.	Weighted Average Coupon	5.978%	5.553%	5.879%	6.104%	6.543%
Compensating Interest: Paid, But Capped.	Weighted Average Maturity	357	356	357	357	358
Clean-Up Call / Optional Termination: [5%] clean-up call (aggregate portfolio)	Weighted Average Seasoning	2	3	2	2	2
Legal Investment: The Senior Certificates are	Weighted Average Loan-to-Value	70%	66%	69%	71%	74%
SMEEA Eligible at Settlement.	Weighted Average FICO Score	741	748	745	736	714
ERISA Eligible: The Senior Certificates are	Geographic Distribution	CA(38%),NY(13%)	CA(52%),NY(15%)	CA(41%),NY(13%)	CA(34%),NY(13%)	CA(19%),NY(13%)
ERISA eligible subject to limitations set	Owner Occupied	95%	98%	94%	94%	94%
forth in the final prospectus supplement.	Purpose-Cash Out	28%	14%	25%	32%	25%
Tax Treatment: REMIC	Primary Mortgage Pool Servicer	Chase(95%)
Structure: Senior/Subordinate w/ Shifting Interest	Other Servicers	MidAmerica(3%),Harris(2%)
and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination: (3.0% +/- .50% Group 1)
(3.0% +/- .50% Group 2)
Rating Agencies: At least 2 of 4; Moody's, S&P, Fitch, Dominion
Registration: Senior Certificates - DTC
Time Table (approximate)	JPMSI Whole Loan Trading Desk
Expected Settlement 8/31/05	John Horner Dan Lonski Ruslan Margolin Marc Simpson
Cut-Off Date 8/1/05	212-834-2499
First Distribution Date 9/25/05
Distribution Date 25th or Next Business Day

THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AN D PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HERE IN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have be en prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.

JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2005 JPMorgan Chase & Co. –All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Preliminary Structural and Collateral Term Sheet $1,290,000,000 (approximate) of Senior Certificates J.P. Morgan Mortgage Trust 2005-S2 Mortgage Pass-Through Certificates, Series 2005-S2				08/17/2005
Features of the Transaction	Preliminary Mortgage Pool(s) Data - 30 Year (Group 1)
		Pool 3

- Offering consists of approximately [1,290mm] of Senior Certificates.

expected to be rated AAA by at least 2 of the Rating Agencies;

S&P, Moody's, Fitch, DBRS

- The Amount of Senior Certificates is approximate and may vary.

- Multiple groups of Mortgage Loans will collateralize the transaction.

- There are approximately 4 Pools of Senior Certificates, Pools 1 & 4 consist of 3 SubGroups each which may vary, Pool 2 consists of 4 SubGroups

- The Credit Support for the Senior Certificates of Pools

1, 2, & 3 is Cross-Collateralized with respect to losses.

- The Credit Support for the Senior Certificates of Pool 4

will have separate credit support.

		Aggregate
	Collateral Type	30 Yr
	Outstanding Principal Balance	27,848,118
	Number of Mortgage Loans	61
	Average Original Balance	483,577
	Weighted Average Coupon	7.011%
	Weighted Average Maturity	310
	Weighted Average Seasoning	46
	Weighted Average Loan-to-Value	69%
	Weighted Average FICO Score	708
	Geographic Distribution	CA(20%),NY(16%)
	Owner Occupied	95%
	Purpose-Cash Out	30%
	Primary Mortgage Pool Servicer	Chase Mortgage(100%)

Key Terms	Preliminary Mortgage Pool(s) Data - 30 Year Prime (Group 1)
Issuer : J.P.Morgan Mortgage Trust		Pool 4 Aggregate	Pool 4 SubGroup1	Pool 4 SubGroup2	Pool 4 SubGroup3
Underwriter : J.P.Morgan Securities, Inc.
Depositor : J.P. Morgan Acceptance Corp. I	Collateral Type	15Yr	5.0% Pass-Thru	5.5% Pass-Thru	6.0% Pass-Thru
Master Servicer: Wells Fargo	Outstanding Principal Balance	197,925,911	49,471,033	105,356,087	43,021,237
Trustee: Wachovia Bank	Number of Mortgage Loans	462
Type of Issuance: Public	Average Original Balance	438,875	464,492	464,880	431,515
Servicer Advancing: Yes, Subject to Recoverability.	Weighted Average Coupon	5.720%	5.390%	5.678%	6.202%
Compensating Interest: Paid, But Capped.	Weighted Average Maturity	174	173	174	175
Clean-Up Call / Optional Termination: [5%] clean-up call (aggregate portfolio)	Weighted Average Seasoning	5	5	5	4
Legal Investment: The Senior Certificates are	Weighted Average Loan-to-Value	64%	60%	64%	66%
SMEEA Eligible at Settlement.	Weighted Average FICO Score	695	703	693	691
ERISA Eligible: The Senior Certificates are	Geographic Distribution	CA(33%),FL(12%)	CA(34%),NJ(9%)	CA(33%),FL(13%)	CA(30%),FL(15%)
ERISA eligible subject to limitations set	Owner Occupied	83%	88%	85%	73%
forth in the final prospectus supplement.	Purpose-Cash Out	46%	45%	45%	48%
Tax Treatment: REMIC	Primary Mortgage Pool Servicer	Countrywide(86%)
Structure: Senior/Subordinate w/ Shifting Interest	Other Servicers	Suntrust(9%)
and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination: (3.0% +/- .50% Group 1)
(3.0% +/- .50% Group 2)
Rating Agencies: At least 2 of 4; Moody's, S&P, Fitch, Dominion
Registration: Senior Certificates - DTC
Time Table (approximate)	JPMSI Whole Loan Trading Desk
Expected Settlement 8/31/05	John Horner Dan Lonski 212-834-2499 Ruslan Margolin Marc Simpson
Cut-Off Date 8/1/05
First Distribution Date 9/25/05
Distribution Date 25th or Next Business Day

THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AN D PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HERE IN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have be en prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.

JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2005 JPMorgan Chase & Co. –All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

J.P. Morgan Mortgage Trust 2005-S2 Mortgage Pass-Through Certificates, Series 2005-S2 Deal Summary Report
	Assumptions	Collateral
Settlement 31-Aug-05	Prepay 300 PSA|300 PSA|300 PSA|100 PPC	Balance WAC WAM Age WAL
1st Pay Date 25-Sep-05	Default 0 CDR	$1,330,403,760.73 5.883 300 5 0.00
Recovery
Severity 0%

Tranche Name Rating Balance Coupon Principal Window Avg. Life Dated Date
PT1 165,122,405.36 5.1330 09/05 - 07/20 4.13 01-Aug-05
SUBORD_1 5,106,878.52 5.1330 09/05 - 07/20 7.15 01-Aug-05
PT2 906,368,435.33 5.7280 09/05 - 07/35 5.39 01-Aug-05
SUBORD_2 28,032,013.46 5.7280 09/05 - 07/35 10.29 01-Aug-05
PT 27,012,673.98 6.7610 09/05 - 02/10 1.60 01-Aug-05
SUBORD_3 835,443.53 6.7610 09/05 - 02/10 2.05 01-Aug-05
PT4 191,988,133.23 5.7200 09/05 - 07/20 3.66 01-Aug-05
SUBORD_4 5,937,777.32 5.7200 09/05 - 07/20 7.21 01-Aug-05
Yield Curve swap curve
Mat 3MO 6MO 2YR 5YR 10YR 30YR 3mo 6mo 1yr 2yr 3yr 4yr 5yr 7yr
Yld 3.532 3.797 4.026 4.097 4.232 4.429 3.61 3.83 4.05 4.21 4.285 4.338 4.395 4.486

THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AN D PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HERE IN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have be en prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.

JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2005 JPMorgan Chase & Co. –All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.